SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             January 24, 2002
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                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     001-25621                    77-0460084
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)



     5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                 94568
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       (Address of Principal Executive Offices)                    (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On January 24, 2002, the Company issued a press release announcing its fourth quarter financial results. A copy of this press release is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99.1   Press Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      E-LOAN, INC.


Date:  January 25, 2002               By:   /s/  Matthew Roberts
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                                        Matthew Roberts
                                        Chief Financial Officer